SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                 December 28, 1995
               --------------------------------------------------

                Date of Report (Date of earliest event reported)



                                     CPAC, INC.
             -----------------------------------------------------

             (Exact name of registrant as specified in its charter)



                   New York                               0-9600
          --------------------------            ---------------------------

         State or other jurisdiction              Commission File Number
               of incorporation

                                     16-0961040
                            --------------------------

                             IRS Employer ID Number



                  2364 Leicester Road, Leicester, New York  14481
                  ------------------------------------------------

                    (Address of Principal Executive Offices)



                                   (716) 382-3223
             -----------------------------------------------------

              (Registrant's telephone number, including area code)



             THE EXHIBIT INDEX IS LOCATED AT PAGE 6 OF THIS REPORT.



ITEM 1:   CHANGES IN CONTROL OF REGISTRANT

          See Answer to ITEM 5 of this Current Report


ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS

          Not Applicable


ITEM 3:   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable


ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable


ITEM 5:   OTHER EVENTS

          On December 28, 1995, the Registrant's shareholders approved the sale of 632,000 shares of its $.01 par value common stock at $11.00 per share to CPAC Investors, L.L.C., an unrelated Delaware limited liability company. The closing of this transaction took place on the same date. As a result of the completion of the sale, the number of the Registrant's issued and outstanding $.01 par value common stock increased from 5,213,614 common shares to 5,845,614 common shares.

          As a result of the sale, CPAC Investors, L.L.C. owns 17.11% of the total number of the Registrant's issued and outstanding common stock as of the date of this Current Report. CPAC Investors, L.L.C. has informed the Registrant that it acquired the shares for investment only and not with a view to changing control of the Company.

          In connection with the sale, the Registrant granted demand and piggyback registration rights to CPAC Investors, L.L.C., with the expenses of such registration to be borne by the Registrant.

          The Registrant intends to utilize the net proceeds of the sale (estimated to be $6,497,730, after payment of the expenses incurred in connection with the issuance and distribution of the shares, certain of which are estimated as of the date of this Current Report) for working capital and for future acquisitions.

          For its services rendered in connection with the sale, the Registrant's investment banker received a 6% commission.


ITEM 6:   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not Applicable


ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION, AND EXHIBITS

          A.   FINANCIAL STATEMENT OF BUSINESS ACQUIRED

               Not Applicable

          B.   PRO FORMA FINANCIAL INFORMATION

               Not Applicable

          C.   EXHIBITS

               The following Exhibits, as applicable, are attached to this Current Report (Form 8-K). The Exhibit Index is found on the page immediately succeeding the signature page and the Exhibits follow on the pages immediately succeeding the Exhibit Index.

    ITEM                           DESCRIPTION                            PAGE
    ----                           -----------                            ----


      1.         Underwriting Agreement                                    N/A

      2.         Plan of acquisition, reorganization,
                 arrangement, liquidation, or succession                   N/A

      4.         Instruments defining the rights of security
                 holders, including indentures                             N/A

      16.        Letter re: change in certifying documents                 N/A

      17.        Letter re: director resignation                           N/A

      20.        Other documents or statements to security
                 holders                                                   N/A

      23.        Consents of experts and counsel                           N/A

      24.        Power of Attorney                                         N/A

      27.        Financial Data Schedule                                   N/A

      99.        Additional Exhibits

                     99.1 Subscription Agreement
                          Utilized by the Registrant for
                          the sale of 632,000 shares to
                          CPAC Investors, L.L.C.                             7



ITEM 8:     CHANGE IN FISCAL YEAR

            Not Applicable


ITEM 9:     CHANGE IN SECURITY RATINGS

            Not Applicable





                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                             CPAC, INC.
Date        January 2, 1996                  By  /s/ Thomas J. Weldgen
     ----------------------------                ------------------------------

                                                 Thomas J. Weldgen,
                                                 Chief Financial Officer



                                 EXHIBIT INDEX


    ITEM                           DESCRIPTION                            PAGE
    ----                           -----------                            ----


      1.         Underwriting Agreement                                    N/A

      2.         Plan of acquisition, reorganization,
                 arrangement, liquidation, or succession                   N/A

      4.         Instruments defining the rights of security
                 holders, including indentures                             N/A

      16.        Letter re: change in certifying documents                 N/A

      17.        Letter re: director resignation                           N/A

      20.        Other documents or statements to security
                 holders                                                   N/A

      23.        Consents of experts and counsel                           N/A

      24.        Power of Attorney                                         N/A

      27.        Financial Data Schedule                                   N/A

      99.        Additional Exhibits

                     99.1 Subscription Agreement
                          Utilized by the Registrant for
                          the sale of 632,000 shares to
                          CPAC Investors, L.L.C.                             7